EXHIBIT 32(2)

WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER
OF CNA SURETY CORPORATION,
PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, John F. Corcoran, Chief Financial Officer of CNA Surety Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  John F. Corcoran
John F. Corcoran
Senior Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.